SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2006


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                   000-51043                43-1705942
   (State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)


      12 MASONIC AVE., CAMDEN, NY                                13316
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (315) 245-3800

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

On March 31, 2006, International Wire Group, Inc. (the "Company") completed its acquisition of Phelps Dodge High Performance Conductors of SC & GA, Inc., which changed its name to IWG High Performance Conductors, Inc. ("HPC"). Following the consummation of the acquisition, Martin G. Dew continues to serve as President of HPC, a wholly-owned subsidiary of the Company.




































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        INTERNATIONAL WIRE GROUP, INC.

Date: April 6, 2006                     By: /s/ Glenn J. Holler
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                                            Name: Glenn J. Holler
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Secretary



























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